Exhibit 99.1

PUBLIC MEDIA, INC.

FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

INDEPENDENT AUDITORS’ REPORT

To the Stockholders

PUBLIC MEDIA, INC.

We have audited the accompanying balance sheets of Public Media, Inc. (the “Company”) as of December 31, 2004 and 2003, and the related statements of income, changes in stockholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

We were unable to obtain audited financial statements or other substantial evidence supporting the Company’s investment in affiliate stated at $1,054,028 and $941,727 as of December 31, 2004 and 2003, respectively, or its equity in net income of the affiliate for the years ended December 31, 2004 and 2003, amounting to $62,301 and $85,923, respectively.  We were unable to satisfy ourselves as to the carrying value of the investment in affiliate or the equity in its earnings by means of other auditing procedures.

In our opinion, except for the effects on the 2004 and 2003 financial statements of such adjustments, if any, as might have been determined to be necessary had we been able to examine sufficient evidence regarding the investment in affiliate and equity in net income of affiliate, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Public Media, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Mayer Hoffman McCann P.C.

Chicago, Illinois
March 25, 2005

PUBLIC MEDIA, INC.

BALANCE SHEETS

December 31, 2004 and 2003

	2004	2003
ASSETS

CURRENT ASSETS
Cash	$170,596	$29,093
Receivables:
Trade, less allowances (2004, $1,207,085; 2003, $1,133,753)	5,224,000	4,734,603
Affiliates and related party	4,916	9,992
Other	402,933	337,644
Merchandise inventory	1,286,147	694,652
Prepaid expenses:
Royalty advances	656,549	376,756
Other	67,502	41,736
TOTAL CURRENT ASSETS	7,812,643	6,224,476

PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation and amortization	887,081	955,759

OTHER ASSETS
Investment in affiliate	1,054,028	941,727
Film versioning and preprint costs, less accumulated amortization (2004, $2,860,078; 2003, $1,551,859)	1,455,912	905,365
Other assets	164,383	164,383
TOTAL OTHER ASSETS	2,674,323	2,011,475

TOTAL ASSETS	$11,374,047	$9,191,710

See Notes to Financial Statements

	2004	2003
LIABILITIES

CURRENT LIABILITIES
Current portion of long-term debt	$286,741	$268,906
Accounts payable - trade	1,374,911	963,567
Accrued liabilities:
Royalties	3,321,422	3,017,616
Royalties – affiliate	158,642	134,923
Compensation	344,348	403,151
Other	77,165	355,067
TOTAL CURRENT LIABILITIES	5,563,229	5,143,230

LONG-TERM LIABILITIES
Long-term debt, less current portion above	1,795,192	2,586,988
Deferred compensation	127,000	—
TOTAL LONG-TERM LIABILITIES	1,922,192	2,586,988

STOCKHOLDERS’ EQUITY

CAPITAL CONTRIBUTED
Common stock, par value $.01, authorized 20,000 shares, issued and outstanding 13,265 shares	133	133
Additional paid-in capital	2,499,900	2,499,900
TOTAL CAPITAL CONTRIBUTED	2,500,033	2,500,033

RETAINED EARNINGS (DEFICIT)	1,388,593	(1,038,541)
TOTAL STOCKHOLDERS’ EQUITY	3,888,626	1,461,492

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,374,047	$9,191,710

See Notes to Financial Statements

PUBLIC MEDIA, INC.

STATEMENTS OF INCOME

Years Ended December 31, 2004 and 2003

	2004	2003

NET REVENUE	$29,404,895	$23,558,622

COST OF REVENUE
Royalties	18,162,610	13,551,421
Print cost	1,383,977	1,357,914
Amortization of film versioning, preprint costs and other costs	1,308,219	862,894

TOTAL COST OF REVENUE	20,854,806	15,772,229

GROSS PROFIT	8,550,089	7,786,393

OPERATING EXPENSES
Distribution	1,117,539	896,854
Selling	665,593	679,956
Advertising and promotion	1,165,806	981,126
Production and creative services	236,697	238,398
Administration	2,861,839	2,551,241

TOTAL OPERATING EXPENSES	6,047,474	5,347,575

INCOME FROM OPERATIONS	2,502,615	2,438,818

OTHER INCOME (EXPENSE)
Equity in net income of affiliate	62,301	85,923
Other income	18	3,790
Gain (loss) on disposal of assets	(47,524)	3,296
Interest expense	(120,039)	(156,704)

TOTAL OTHER EXPENSE	(105,244)	(63,695)

INCOME BEFORE PROVISION FOR (BENEFIT FROM) INCOME TAXES	2,397,371	2,375,123

PROVISION FOR (BENEFIT FROM) INCOME TAXES	(46,263)	926,934

NET INCOME	$2,443,634	$1,448,189

See Notes to Financial Statements

PUBLIC MEDIA, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

Years Ended December 31, 2004 and 2003

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Total Stockholders’ Equity

Balance, January 1, 2003	$133	$2,499,900	$(2,486,730)	$13,303

Net income – 2003	—	—	1,448,189	1,448,189

Balance, December 31, 2003	133	2,499,900	(1,038,541)	1,461,492

Distributions – 2004	—	—	(16,500)	(16,500)
Net income – 2004	—	—	2,443,634	2,443,634

Balance, December 31, 2004	$133	$2,499,900	$1,388,593	$3,888,626

See Notes to Financial Statements

PUBLIC MEDIA, INC.

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2004 and 2003

	2004	2003

CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from customers	$28,819,740	$21,466,414
Cash paid to suppliers, producers and employees	(27,294,964)	(19,895,970)
Income taxes paid	(198,928)	(310,821)
Interest paid	(120,039)	(156,704)
NET CASH FLOWS FROM OPERATING ACTIVITIES	1,205,809	1,102,919

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	—	3,296
Investment in property and equipment	(223,845)	(450,713)
Investment in affiliate	(150,000)	—
Distribution from affiliate	100,000	—
NET CASH FLOWS FROM INVESTING ACTIVITIES	(273,845)	(447,417)

CASH FLOWS FROM FINANCING ACTIVITIES
Net repayments under line of credit agreement	—	(200,000)
Principal payments on long-term borrowings	(773,961)	(589,722)
Distributions paid	(16,500)	—
NET CASH FLOWS FROM FINANCING ACTIVITIES	(790,461)	(789,722)

NET INCREASE (DECREASE) IN CASH	141,503	(134,220)

CASH, BEGINNING OF YEAR	29,093	163,313

CASH, END OF YEAR	$170,596	$29,093

See Notes to Financial Statements

	2004	2003

RECONCILIATION OF NET INCOME TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,443,634	$1,448,189
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	1,553,218	1,039,377
Provision for deferred income taxes	—	306,000
Increase in allowance for doubtful accounts	35,563	76,115
(Gain) loss on disposal of assets	47,524	(3,296)
Increase of equity in net income of affiliate	(62,301)	(85,923)
Decrease (increase) in operating assets:
Receivables	(585,173)	(1,522,555)
Inventories	(591,495)	(129,142)
Prepaid expenses	(305,559)	(120,215)
Noncurrent royalty advances	—	46,724
Film versioning and preprint costs	(1,858,766)	(1,132,400)
Other assets	—	13,891
Increase (decrease) in operating liabilities:
Accounts payable	411,344	84,125
Accrued liabilities	(9,180)	1,082,029
Deferred compensation	127,000	—

NET CASH FLOWS FROM OPERATING ACTIVITIES	$1,205,809	$1,102,919

See Notes to Financial Statements

PUBLIC MEDIA, INC.

NOTES TO FINANCIAL STATEMENTS

(1)                                 Summary of significant accounting policies

Nature of operations - Public Media, Inc. (the “Company”) is engaged principally in the distribution of video productions and motion pictures.  The Company sells and licenses these productions and films to its customers located throughout the United States and Canada, which include wholesalers, retailers and other organizations.

Accounts receivable - The Company carries its accounts receivable at cost, less an allowance for returns, price adjustments and doubtful accounts.  On a periodic basis, the Company evaluates its accounts receivable and establishes allowances based on past history of write-offs, collections and other current factors.

Prepaid expenses - Royalty advances are deferred and charged to expense as the related revenue is recognized.  Adjustments are made for nonrecoverable advances when determined.

Merchandise inventory - Merchandise inventory consists of video tapes, digital video discs (“DVDs”) and video accessories and is valued at the lower of cost (first-in, first-out method) or market.

Property and equipment - Property and equipment are stated at cost.  The Company’s policy is to depreciate property and equipment over the estimated useful lives of the assets and to amortize leasehold improvements over the terms of the leases or their useful lives, if shorter, as indicated in the following tabulation:

Assets	Principal Methods	Useful Lives

Furniture and equipment	Accelerated and straight-line	3-10 years
Leasehold improvements	Straight-line	5-10 years

Investment in affiliate - The investment in affiliate is accounted for under the equity method under which the equity in the annual income or loss of the affiliate is recorded as an increase or decrease in carrying value of the investment and dividends received reduce the carrying value of the investment.

Revenue recognition - Revenue from sale of films is recognized upon shipment to the customers.  The Company provides an allowance for sales returns based on historical experience.  Royalty liabilities are accrued and charged to expense as the related revenue is recognized.

Marketing and shipping charges - In accordance with Emerging Issues Task Force (“EITF”) 00-10 “Accounting for Shipping and Handling Fees and Costs” and EITF 01-14 “Income Statement Characterization of Reimbursements Received for ‘Out of Pocket’ Expenses Incurred,” all amounts billed to producers for marketing expenditures and all amounts billed to customers for shipping charges are classified as revenue.  The 2003 financial statements have been reclassified to comply with the presentation requirements of these issues.  The amounts reflected in net sales for the years ended December 31, 2004 and 2003, are $1,145,543 and $573,439, respectively.

Advertising costs - Advertising costs are expensed as incurred.

Income taxes - The Company elected S corporation status effective January 1, 2004 (Note 6).  Earnings and losses after that date will be included in the personal income tax returns of the stockholders and taxed depending on their personal tax strategies.  Accordingly, the Company will not incur additional federal income tax obligations, and future financial statements will not include a provision for income taxes.  Prior to the change, income taxes currently payable and deferred income taxes related primarily to differences between the financial basis of property and equipment, inventory costs and the allowance for doubtful accounts, and their tax basis were recorded in the financial statements.  However, the Company is subject to an Illinois replacement tax which is included in the 2004 provision.

Film versioning and preprint costs - Film versioning and preprint costs are deferred and amortized over three to five years based on the estimated revenue from the sale of the titles.

The unamortized components of film versioning and preprint costs are:

Released titles	$1,167,578
Titles in production or development	288,334
$1,455,912

As of December 31, 2004, 68% of the unamortized film versioning and preprint costs of the released films are expected to be amortized within three years.

Amortization expense for the years ended December 31, 2004 and 2003, was $1,308,219 and $862,894, respectively.

Use of estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification - Certain items in the 2003 financial statements have been reclassified to conform to the 2004 presentation.

(2)                                 Investment in affiliated company (unaudited)

The following investment is accounted for under the equity method:

	2004
	Percentage of Ownership	Equity in Net Income	Contribution	Distribution	Investment Balance

The Classic Collection	50.00	$62,301	$150,000	$100,000	$1,054,028

	2003
	Percentage of Ownership	Equity in Net Income	Contribution	Distribution	Investment Balance

The Classic Collection	50.00	$85,923	$—	$—	$941,727

Combined condensed financial information for the Company’s investee is as follows:

	December 31,
	2004	2003

Total assets	$4,653,906	$3,763,543

Total liabilities	$2,545,850	$1,880,093

	Years ended December 31,
	2004	2003

Net revenue	$4,170,882	$3,053,512

Net income	$124,606	$171,844

(3)                                 Property and equipment

Property and equipment consist of the following:

	December 31,
	2004	2003

Furniture and equipment	$1,617,253	$1,512,164
Leasehold improvements	535,497	535,497
Total property and equipment	2,152,750	2,047,661
Accumulated depreciation and amortization	(1,265,669)	(1,091,902)

Net property and equipment	$887,081	$955,759

Depreciation and amortization expense	$244,999	$216,534

(4)                                 Operating leases

On June 25, 2001, the Company executed a lease agreement for its office and warehouse facility, for a 10-year period commencing December 1, 2001.  The lease provides for monthly lease payments of $16,500, adjusted annually on December 1 by the United States Consumer Price Index.  The lease provides that the Company pay for utilities, insurance, 65% of the increase in real estate taxes and maintenance.

The lease provides for additional payments for certain improvements provided by the lessor.  The cost of the improvements is payable over 96 months and earns interest at the prime rate plus 2% commencing on December 1, 2003.  This obligation was repaid in its entirety prior to December 1, 2003.

As of December 31, 2004, the Company was obligated under noncancelable operating leases as follows:

2005	$212,592
2006	212,592
2007	212,592
2008	212,592
2009	212,592
Thereafter	407,468

Total	$1,470,428

Total rent expense for the years ended December 31, 2004 and 2003, was $240,029 and $233,849, respectively.

(5)                                 Long-term debt

		2004		2003		Maturity	Interest
	Collateral	Current	Noncurrent	Current	Noncurrent	Date	Rate

Notes payable:
Stockholder	None	$101,560	$1,513,364	$96,617	$1,614,924	1/08	5%
Stockholder	None	52,732	116,584	45,175	271,841	1/08	5%
National City Bank:
Term Loan “A”	All assets	54,250	82,622	52,500	138,137	11/06	LIBOR + 2.25%
Term Loan “B”	All assets	54,250	82,622	52,500	138,137	11/06	LIBOR + 2.25%
Revolving line of credit	All assets	—	—	—	400,000	11/06	LIBOR + 2.25%
Former employee (deferred compensation	None	23,949	—	22,114	23,949	12/05	8%

		$286,741	$1,795,192	$268,906	$2,586,988

On November 7, 2001, the Company entered into a credit agreement with National City Bank of the Midwest, formerly known as National City Bank of Michigan/Illinois.  The financing arrangement provides for a $3,900,000 revolving line of credit and two term loans with .a maximum availability of $300,000 each.  On November 7, 2004, the arrangement was amended to extend the maturity of. the revolving line of credit to November 7, 2006.  Under the terms of the amendment, the Company is charged a facility fee of 12.50 basis points on the revolving line of credit commitment amount.  The term loans mature on November 7, 2006.  The loans were secured by substantially all assets of the Company and are guaranteed by a stockholder.  The revolving line of credit and term loans bear interest at the London Interbank Offered Rate (LIBOR) (1.098% and 1.382% at December 31, 2004 and 2003, respectively) plus 2.25%.  Interest is payable monthly on the revolving line of credit.  There was no line of credit loan balance at December 31, 2004.  The line of credit loan balance was $400,000 at December 31, 2003.  The term loans provide for 59 monthly payments of $5,000 including principal and interest.  The two term loans have outstanding balances of $136,872 and $190,637 each at December 31, 2004 and 2003, respectively.  The loans require the Company to meet certain financial covenants.  The loan agreement was amended effective March 31, 2004, to release the guarantee by the stockholder.

Interest expense for the years ended December 31 consists of the following:

	December 31,
	2004	2003

Stockholder	$95,500	$107,558
All others	24,539	49,146

	$120,039	$156,704

Maturities on long-term debt are as follows:

2005	$286,741
2006	271,557
2007	111,753
2008	1,411,882

	$2,081,933

(6)                                 Change In tax status

The components of the provision for (benefit from) income taxes are as follows:

	Years Ended December 31,
	2004	2003
Currently payable:
Federal income tax	$(85,139)	$452,050
State income tax	38,876	168,884
Deferred:
Federal income tax	—	306,000

Total	$(46,263)	$926,934

As discussed in Note 1, the Company changed its tax status from taxable to nontaxable effective January 1, 2004.

(7)                                 Employee benefit plans

The Company has a contributory 401(k) profit-sharing plan that covers substantially all employees.  Employees are eligible for participation in the plan after completing six months of service, as defined, and attaining age 21.  Participants in the plan become vested immediately upon entry.  The plan provides for discretionary matching employer contributions.  The plan also provides for an annual Company option to make additional contributions to the plan.  Employer contributions of $20,672 and $17,481 were paid by the employer for the years ended December 31, 2004 and 2003, respectively.

On January 1, 2003, the Company adopted a phantom rights plan designed to benefit a select group of key management or highly compensated employees.  The plan administrator may award whole or fractional units to select employees.  These units vest at a rate of 20% per annum beginning on the second anniversary of the grant date.  Participants shall be entitled to receive the value of the appreciation plus accrued interest over a period of three, five or ten years, upon the later of their termination of employment, attainment of age 60, or under certain specified events as defined under the plan.  The amount of appreciation attributable to each unit is its proportionate share of the increase in the value of the Company, based on a formula defined in the plan, over the opening value of the unit at the grant date.  The proportionate share of each unit is computed by dividing the company value by the total outstanding shares of common stock and units of stock appreciation rights.  The amount of the appreciation attributable to the units is accrued as a charge to expense over the vesting period.  738 units were granted on January 1, 2003, and are all outstanding as of December 31, 2004 and 2003.  Under the plan, deferred compensation of $127,000 and $0 has been accrued as of December 31, 2004 and 2003, respectively.

(8)                                 Related party transactions

The Company has an investment in an affiliate.

Transactions with related parties and affiliate for the years ended December 31, 2004 and 2003, included the following:

	December 31,
	2004	2003

Royalty expense – The
Classic Collection	$49,891	$93,425

Included in related party receivables and payables as of December 31, 2004 and 2003, were the following:

	December 31,		Interest	Due
	2004	2003	Rate	Date

Receivable – affiliate and related party:
Benton Foundation	$4,340	$9,992	None	Demand

Accrued royalties – affiliate:
The Classic Collection	$14,413	$46,528	None	Demand

(9)                                 Concentrations of credit risk

During 2004 and 2003, ten of the Company’s customers accounted for approximately $21,800,000 and $17,500,000, respectively, of net revenue.  The outstanding receivables – trade from these customers were approximately $4,900,000 and $4,800,000 as of December 31, 2004 and 2003, respectively.

Approximately $21,300,000 and $15,800,000 of net revenue in 2004 and 2003, respectively, was derived from the distribution of DVDs from one publisher.  The Company has a long-standing relationship with this publisher.  The contract defining the relationship has been renewed over the years.  The current contract expiration date is February 28, 2007.

The Company’s cash is potentially exposed to concentration of credit risk.  However, the Company’s cash is placed with a major financial institution which limits the Company’s exposure.

(10)                          Cash flow disclosures

The following is a summary of supplemental cash flow information:

	Years Ended December 31,
	2004	2003

Noncash investing and financing activities:
Construction in process placed in service as leasehold improvements	$—	$19,238

Abandonment of property and equipment with a cost basis of $118,756 and accumulated depreciation of $71,232	$47,524	$—